Exhibit 10.39

AMENDMENT #6

to the

COMMERCIAL SUPPLY AGREEMENT
(originally effective May 23, 2007)

by and between

LG DISPLAY CO., LTD. (“LGD”) - formerly named LG.PHILIPS LCD CO., LTD.

and

UNIVERSAL DISPLAY CORPORATION (“UDC”)

This Amendment #6 shall amend and modify certain provision of the above-referenced Commercial Supply Agreement, as previously amended effective as of June 30, 2008, June 30, 2009, December 31, 2009, June 30, 2010 and December 31, 2010 (the “Agreement”).  This Amendment #6 shall be effective as of June 30, 2011.

1.           Article 9.1 of the Agreement is hereby amended to extend the term of the Agreement for six (6) additional months, through December 31, 2011.

2.           Except as set forth in this Amendment #6, all other terms and conditions of the Agreement shall remain in full force and effect.  In the event of any conflict between the Agreement and in this Amendment #6, then this Amendment #6 will govern.

IN WITNESS WHEREOF, the parties, intending to be legally bound, have caused this Amendment #6 to be executed by their duly authorized representatives:

LG DISPLAY CO., LTD.		UNIVERSAL DISPLAY CORPORATION

By:	/s/ ByungChul Ahn	By:	/s/ Steven V. Abramson

Name:	ByungChul Ahn	Name:	Steven V. Abramson

Title:	Senior Vice President	Title:	President

Date:	July 4, 2011	Date:	July 6, 2011